AXION International Holdings Inc. (OTCBB:AXIH ) Investor Presentation – Spring 2013 Greening Tomorrow’s Infrastructure Today

(OTCBB : AXIH) Safe Harbor Statement Matters discussed in this presentation contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . When used in this document, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify such forward - looking statements . These forward - looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause the actual results, performance or achievements to differ materially from those contemplated, expressed or implied by such forward - looking statements . These factors include, but are not limited to, risks and uncertainties associated with the impact of economic, competitive and other factors affecting the Company and its operations, markets, products, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U . S . actions subsequently ; and other factors detailed in reports filed by the Company . 1

(OTCBB : AXIH) Bridge in Fort Bragg, NC (2009) Construction Mat, NJ (2012) Railroad in Toronto Metro - Area (2008) Company Overview AXION International Holdings, Inc . (OTCBB : AXIH) is a leading provider of patented infrastructure building products made from 100 % recycled plastics and plastic composites that offer a solution to traditional building products challenges across multiple applications . AXION products offer a durable, maintenance free, and recyclable alternative that is impervious to the outdoor elements while providing a positive return on investment . 2

(OTCBB : AXIH) Global Infrastructure Construction Market » Addresses $3.3 Trillion global infrastructure construction market » Expanding global infrastructure market has CAGR of 7.5% over the next five years ( Source : Lucintel ) » Demand for rail ties and other structural building materials that offer outstanding performance and durability is driven by the very high cost of downtime in infrastructure including railroads, rapid transit, bridges, and roads » 20 million rail ties are purchased by the U.S. rail industry each year (Source: Railway Tie Association) » 700,000 bridges are structurally deficient and/or need repair in the U.S. today, as stated in President Obama’s State of the Union Address » Growth driven by upgrades in developed markets and new construction in emerging markets First recycled plastic bridge in Scotland 3 U.S. Highway Bridge Railway In Morocco

(OTCBB : AXIH) Bridge in Fort Eustis, VA (2010) Investment Highlights » Scaling into Revenue Growth & Customer Diversification ▪ $4.9 Million in Revenues Q1 - Q3 2012 ▪ $ 5 .3 Million backlog through 2013 comprised of purchase orders and multi - year delivery contracts ▪ $45 Million in sales opportunities » Technology Proven in the Marketplace ▪ 10 year history of use in commercial applications ▪ Rail ties in use for over 8 years tested by 3 rd party proved enduring product performance exceeding industry standards ▪ Products are in trial, testing, or being continuously purchased on every continent except for Antarctica ▪ Won the 2011 R&D 100 Award ▪ Performance of materials has been documented by the U.S. Army Corps of Engineers ▪ Successful in - track testing for 10+ years at TTCI » Proprietary, High - Performance Green Structural Building Materials ▪ AXION develops, manufactures, markets ▪ Made in U.S.A. from 100% post - consumer and post - industrial plastics with outstanding ROI compared to traditional building materials on a total lifecycle cost basis ▪ At the end of their useful life the products can be recycled again » Current Manufacturing Can Support $30 to $40 M in Annual Revenue 4

ECOTRAX™ & STRUXURE™

AXION INTERNATIONAL

- **ECOTRAX™ Composite Railroad Ties**

  Tested. Proven. Superior.
  - Is a recognized brand and industry leader in composite rail ties
  - Are featured at rail industry trade shows and conferences around the globe
  - Exceeds American Railway Engineering and Maintenance-of-Way Association (AREMA) standards
  - Unique attributes of performance in harsh cold and wet environments, more durable, easy to install and longer life than traditional railroad ties
  - Specialty applications; switch ties, street crossings, and bridge ties
  - Now used by Class 1 railways, mining companies, global freight and transit lines

ECOTRAX™ COMPOSITE RAILROAD TIES



- **STRUXURE™ Large Form Infrastructure Building Products:**

  Strong. Durable. Reliable.
  - Utilized in various applications including bridges, walkways, marinas, boardwalks, construction mats for energy pipeline contractors and infrastructure construction
  - Cost-competitive based on longer life-cycles, and lower maintenance costs
  - Prefabrication on-demand and light weight for fast and easy installation
  - Marketing to, and creating awareness with, engineering and industrial construction firms and Departments of Transportation
  - Completed bridge design guide with Parsons Brinckerhoff
  - Featured in Roads & Bridges Magazine article

STRUXURE™ COMPOSITE INFRASTRUCTURE PRODUCTS



ECOTRAX™ and STRUXURE™ can be recycled at the end of their useful life

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(OTCBB : AXIH) AXION’s Clients & Partners AXION Customers » In 2012 products were sold to a total of 33 customers, with 22 of these being new customers » Products sold on every continent with the exception of Antarctica » AXION playing a key role in standards setting across the world for composite building materials and rail ties/sleepers 6 The MTA Long Island Rail Road Co. Union Pacific Corporation (NYSE:UNP) Calgary Transit (Canada) Ferrocarril Mexicano SA (Mexico) Southeastern Pennsylvania Transportation Authority Alcoa, Inc. (NYSE:AA) Dallas Area Rapid Transit U.S. Army Miami - Dade Transit Wellspring Environmental Office National des Chemins de Fer du Maroc (Morocco) McLaren Engineering Group Wecc, Inc. Mandaree Enterprise Corp. English Construction Company, Inc. Parsons Brickerhoff, Inc. Centennial Contractors Enterprises, Inc.

(OTCBB : AXIH) Sales Pipeline » $5.3 Million Backlog Through 2013 Comprised of Purchase Orders Plus Multi - Year Delivery Contract » $45 Million in current Sales Opportunities consisting of 68 Active Opportunities with 52 Potential Customers ▪ $28 Million of this for ECOTRAX™ with 38 Sales Opportunities ▪ $17 Million of this for STRUXURE™ with 30 Sales Opportunities » In Order to Reach Profitability AXION Needs to Achieve $28 Million in Sales (1) 7 (1) Assumes gross margin of 25% and operating expenses of $7M. Beltline Overpass for the Dallas Area Rapid Transit (DART) (2011)

ECOTRAX™ Market Adoption: The Americas

AXION INTERNATIONAL

Started Sales and Marketing Efforts in 2011

- **United States:**
  - Won multi-year contract from a Class 1 railroad
  - Long Island Rail Road purchased custom 32' switch ties
  - 3rd party lab tested rail ties in use 8+ years on Long Island Rail Road
  - Multiple orders from Bay Area Rapid Transit (BART), Dallas Area Rapid Transit (DART), Miami-Dade Transit and other international transit lines
  - Class 1 railroad purchased and is currently track testing ECOTRAX™ with upgraded properties that are 40% above AREMA standards
  - Conducting in-track testing with another Class 1 railroad
- **Canada:** Sold products to Calgary and Toronto transit for street crossings; strong performance and adoption in severe cold climates
- **Chile:** Completed 1 year in-track testing in Chile with one of the largest mining companies in the world
- **Brazil:** With the largest freight line in Brazil, completed lab testing and specification approval; now in track testing


ECOTRAX
COMPOSITE RAILROAD TIES

(OTCBB : AXIH)

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(OTCBB : AXIH) » Europe: Completed lab test, created composite sleeper specification, and entered in - track testing with one the largest railroads in Europe; annual opportunity of 300,000 rail sleepers per year » Russia: Wrote specification for composite railroad ties; now submitting samples and specifications for lab testing » New Zealand: Received opening orders from Kiwi Rail and competed laboratory testing and specification documents » Australia: • Our distributor Alcoa Fastening Systems has established reoccurring business from mining, transit and freight lines throughout the country • ECOTRAX ™ switch ties recently installed at largest freight railway in Australia • Entered in - track collaborative testing agreement with the largest transit railway in Australia • ECOTRAX ™ installed for customers by the largest rail contractor in Australia » Morocco: Received multiple orders from ONCF, the national railway of Morocco 9 ECOTRAX™ Market Adoption: Europe, Pacific Rim, Middle East

(OTCBB : AXIH) » Construction & Equipment Mats : Mats used at construction and oil & gas sites to support heavy equipment on unpaved, wet or soft surfaces • North American wood mat market is over $500 M in annual sales • Target customers include infrastructure building companies and energy pipeline contractors • Completed joint testing with Northeast Remsco ; mats proved more durable and functional than current industry standard offering higher ROI • Received 3 purchase orders from pipeline contractors in the past 30 days • Contracted with 3 sales agents, 2 fabricators, and 1 distributor in Northeast » Bridges: • Built 3 tank bridges supporting 70 ton M - 1 tanks at Fort Bragg, North Carolina • Two railroad bridges supporting 120 ton loads built with STRUXURE™ and ECOTRAX™ in Fort Eustis, Virginia • First recycled plastic bridge in Europe; pre - fabricated bridge designed to span 90 feet, manufactured at our Pennsylvania facility, shipped, and installed in Europe in 4 days • First two recycled plastic bridges on U.S. public roads in Ohio and Maine » Boardwalks: Completed boardwalk structures in Trinidad and DuPage County , Illinois 10 STRUXURE™ Market Adoption: Multiple Applications

(OTCBB : AXIH) Revenue Growth Trend » In 2 years grew from having nearly no sales opportunities to 22 new customers in 2012 and 68 active sales opportunities » Products sold to every continent in the world with the exception of Antarctica » 124% growth in revenues for first nine month of 2012 over same period in 2011 $0 $1 $2 $3 $4 $5 2009 2010 2011 2012 (Q1 - Q3) Revenue in Millions 11

(OTCBB : AXIH) » Trade secrets and exclusive licensee in designated territories for patents in the areas of formula, process, shapes and applications developed by scientists at Rutgers University’s Department of Materials Science and Engineering • Uses materials derived from common recycled plastics , high - density polyethylene, polypropylene, recycled plastic composites containing encapsulated fiberglass • Initial technology development funded by federal and state grants in the early 1990s » The technology behind AXION’s Recycled Structural Composite (RSC) building materials has been used to create infrastructure that has been in use since 1998 12 Technology Platform Fort Leonard Wood, Missouri, 1998 Vehicular Bridge (12.5 - ton capacity) Wharton State Forest , New Jersey, 2002 Vehicular Bridge (36 - ton capacity)

(OTCBB : AXIH) Manufacturing » Products are currently manufactured in facilities in Pennsylvania (outsourced) and Texas (company operated) » Management team includes a Director of Quality Control, Manufacturing and Materials Sourcing » ANSI Z1.74 quality sampling standard in place; control charts and monitoring for consistency of standards » We have the flexibility, molds, and expertise to use outsourced manufacturing by region to meet specific orders and demand more cost effectively » Regional manufacturing reduces transportation costs and make products more price competitive 13

(OTCBB : AXIH) » AXION’s products are made of recyclable items such as milk jugs, detergent bottles, post - industrial scrap, and plastic composites from the transportation industry » Raw materials can be sourced directly through municipal recycling facilities, major waste haulers, material grinders or recyclers ▪ Prices of recycled materials are far more stable than virgin materials with the emergence of natural gas creating a resurgence in plastic resin manufacturing ▪ No shortage of post - consumer recycled plastic ▪ AXION uses less than 1% of the post - consumer plastic that was processed in the U.S. in 2009 (1) Raw Materials I - Beam Rail Tie Board Plastic Composites from the Auto and Truck Industry Plastic Laundry Detergent Bottles (1) Based upon data derived by the American Chemistry Council and internal estimates. Piling 14

(OTCBB : AXIH) Capitalization Table Redemption/ Expiration Maturity Date Convertible Debt Conversion/ Exercise Price Range Shares Total Current Shares Outstanding 28,820,173 Convertible Instruments 8% Convertible Debt 3Q 2017 $ 7,128,187 $0.40 17,820,470 10% Convertible Redeemable Preferred 2Q 2014 $ 7,060,230 $1.00 7,060,230 Subtotal 24,880,700 Warrants and Options Options - Employee, Director & Non - employee 1 Q 2013 - 2Q 2018 $0.40 to $2.50 5,710,125 Warrants - Miscellaneous 2Q 2013 – 2Q 2016 $0.45 to $2.91 5,771,316 Warrants - 10% Preferred Stock December 2015 $1.00 3,761,365 Warrants - 8% Convertible Debt (variable) $0.60 17,820,470 Placement Agent Warrants April 2016 $1.00 583,520 Subtotal 33,646,796 Fully Diluted Shares (as reported) 87,347,669 Beneficial Ownership of All D irectors and Officers as a Group 15.6 million

(OTCBB : AXIH) Management Team Driving Growth Steven L. Silverman – President & Chief Executive Officer ▪ Served in various roles for Archbrook Laguna, LLC, a total solutions provider supplying consumer electronics and computer products to retailers, including VP of Sales, VP of Operations & Business Development, Executive Vice President (1997 - 2010). Mr. Silverman led the Company from $250 million in sales to over $1 billion in 5 years ▪ Served in various business development roles at E. & J. Gallo Winery and the Sara Lee Corporation (NYSE:SLE) ▪ Received B.S. in Business Administration from Widener University James T. Kerstein – Founder & Chief Technology Officer ▪ President of Plast - O - Matic Valves Inc., a privately - held manufacturer of high - end polymer valves for the semiconductor and wastewater industries (2004 - 2007 ) ▪ Founder, CEO, President, & Chairman of Polywood, Inc., a manufacturer of recycled plastic resins utilizing technologies developed by Rutgers University (1996 - 2004 ) ▪ Credited as a co - inventor on multiple patents dealing with formulations and uses of recycled plastics. ▪ Received a BBA in Accounting from George Washington University Donald Fallon – Chief Financial Officer & Treasurer ▪ Has over 30 years of broad senior - level financial and accounting management experience, having served as CFO for both publicly and privately held companies ▪ Held positions of SVP, CFO, and co - founder of Ceptor Corporation, a development - stage biopharmaceutical company which was engaged in the R&D of therapeutic products with a focus on orphan diseases ▪ MBA in Finance from Loyola University Maryland, a BS in Accounting from University of Baltimore David Crane – Executive Vice President of Building Materials ▪ Former General Manager of Engineered Wood Products with Georgia - Pacific LLC, a manufacturer of paper and building products with over $18 billion in revenue, where he developed and launched high performance structural framing systems ▪ Held various executive positions with several large building product corporations including: BlueLinx Corporation (NYSE:BXC), AGC Flatglass North America and SieMatic Möbelwerke USA ▪ Received a BS in Environmental Science and Business Management from Juniata College in Pennsylvania 16

(OTCBB : AXIH) Board of Directors Perry Jacobson – Chairman ▪ Responsible for managing B.P. Mezzanine Capital, LLC, that invests alongside Brookstone Partners' equity capital and works with the firm's Limited Partners ▪ Specialist on the New York Stock Exchange from 1982 to 2004, serving as NYSE Floor Governor and member of NYSE Market Performance Committee Allen Hershkowitz – Director ▪ Serves as a Senior Scientist at the Natural Resources Defense Council ("NRDC") and has been the force behind some of the organization's most effective and visible initiatives ▪ Dr. Hershkowitz was the architect of the greening of the 2007 - 2010 Academy Awards, and the 50th - 52nd GRAMMY Awards ▪ Advises corporations such as DuPont, Hugo Neu and Sims Metal Management on their sustainability efforts Thomas Bowersox – Director ▪ Principal with Shreve Bowersox , P.C. in Bethesda, MD ▪ Served as CFO of such prestigious real estate developers as Lerner Companies and Washington Real Estate Investment Trust Anthony Hatch – Director ▪ Founder of ABH Consulting, which provides independent analytical research and consulting services in the freight and railroad industries to private equity funds, hedge funds and railroads ▪ Frequent contributor to Progressive Railroading, and the co - sponsor of RailTrends ▪ Senior transportation analyst on Wall Street for over twenty years with Salomon Brothers, Argus, PaineWebber 17 Allen Kronstadt – Director ▪ President of Kronstadt Realty Investors, Inc. Steven L. Silverman – Director, President & Chief Executive Officer Presented on management slide James T. Kerstein – Director, Founder & Chief Technology Officer Presented on management slide

Company Contact: IR Contact: Steve Silverman , CEO Andrew Haag, Managing Partner AXION International Holdings, Inc. IRTH Communications 180 South Street, Suite 104 520 Broadway, Suite 350 #111 New Providence, NJ 07974 Santa Monica, CA 90401 Office: 908.542.0888 Office : +1 - 866 - 976 - IRTH (4784) Fax: 908.542.0999 Fax: 213 - 867 - 6265 Email: ssilverman@axih.com Email: axih@irthcommunications.com AXION International Holdings Inc. (OTCBB:AXIH ) Greening Tomorrow’s Infrastructure Today